EXHIBIT 32


                         SECTION 1350 CERTIFICATION


         In connection with the quarterly report of NVCN Corporation. ("Company") on Form 10-QSB for the quarter ended August 31, 2007 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:


          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Dated: March 19, 200        8                By: /s/ Gary Borglund
                                                 -------------------------------
                                                 Gary Borglund,
                                                 Principal Executive Officer
                                                 and Principal Financial Officer